UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2026

Accelevation Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-43490	42-3222150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 N. Springboro Pike, Suite 400 Miamisburg, Ohio	45342
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 258-0616
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACCV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any
new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Item 1.01.Entry into a Material Definitive Agreement.
On September 29, 2026, Accelevation Holdings Corp. (the “Company”), Accelevation LLC (“Accelevation
LLC”) and Accelevation Cash Pubco Holdings LP (“Accelevation Cash Pubco Holdings”) and Accelevation
Investment Holdings LLC (“Investment Holdings” together, with Accelevation Cash Pubco Holdings, the “Selling
Stockholders”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley &
Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II thereto (collectively, the “Underwriters”) relating to the initial public offering (the “IPO”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”). The Underwriting Agreement provides for the offer and sale by the Company of 10,000,000 shares of Class A Common Stock and by the Selling Stockholders
of 20,000,000 shares of Class A Common Stock (collectively, the “Firm Shares”) at a public offering price of $18.00 per share. Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 4,500,000 shares of Class A Common Stock. On October 1, 2026, the IPO closed and the Firm Shares were delivered. The material terms of the Underwriting Agreement are described in the prospectus, dated September 29, 2026 (the “Prospectus”), filed by the Company with the U.S. Securities and
Exchange Commission (the “Commission”) on October 1, 2026, pursuant to Rule 424(b) under the Securities Act of
1933, as amended (the “Securities Act”). The IPO is registered with the Commission pursuant to the Company’s
Registration Statement on Form S-1, as amended (File No. 333-298715).
The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item
1.01. Additionally, for a summary description of relationships between the Company and the Underwriters, see the section entitled “Underwriting” in the Prospectus.
In connection with the consummation of the IPO, the Company entered into the following additional agreements:
•the Registration Rights Agreement, dated as of September 29, 2026, by and among the Company,
Accelevation Pubco Holdings LP (“Pubco Holdings”) and Investment Holdings, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein;
•the Director Nomination Agreement, dated as of September 29, 2026, by and among the Company,
Pubco Holdings, Investment Holdings, Michael Rubiera and the other parties signatory thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;
•the Limited Liability Company Agreement of Accelevation Holdings LLC (“Holdings LLC”), dated as of September 30, 2026, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;
•the Tax Receivable Agreement, dated as of September 30, 2026, by and among the Company, Holdings
LLC, Instor Blocker, Inc. (“Instor”) and Investment Holdings, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein; and
•the Exchange Agreement, dated as of September 30, 2026, by and among the Company, Holdings LLC,
Instor and Investment Holdings, a copy of which is filed as Exhibit 10.4 to this Current Report on Form
8-K and is incorporated by reference herein.
Descriptions of these agreements are contained in the Prospectus in the sections entitled “Certain
Relationships and Related Party Transactions” and “Organizational Structure” and are incorporated by reference into this Item 1.01. Such descriptions are qualified in their entirety by reference to the full text of each of the agreements attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4, which are incorporated by reference into this Item 1.01.
Item 3.02.Unregistered Sales of Equity Securities.
In connection with the consummation of the IPO and as contemplated by the transactions described in the
Prospectus under “Organizational Structure,” which section is incorporated by reference into this Item 3.02, the
Company issued to Investment Holdings 116,965,529 shares of Class B common stock, par value $0.0001 per share
(the “Class B Common Stock”). A description of the designations, rights, powers and preferences of the Class B
Common Stock is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 3.02. The issuance of the Class B Common Stock described in this paragraph was made in reliance on Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.
Item 3.03.Material Modification to Rights of Security Holders.
The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2026, Manu Bettegowda, Matt Bujor, Robert Morris, Paul Donahue, Howard Heckes,
Ginger Jones, and Martin Durkin were appointed to the Company’s board of directors. Biographical information and other information regarding the committees upon which Messrs. Bettegowda, Bujor, Morris, Donahue, Heckes, and
Durkin, and Ms. Jones are expected to serve, related party transactions involving any of these directors, the compensation plans in which these directors participate and information about any arrangement or understanding between these directors and any other persons pursuant to which these directors were selected as a director are included in the Prospectus in the sections entitled “Certain Relationships and Related Party Transactions,”
“Executive Compensation,” and “Management” and are incorporated by reference into this Item 5.02.
On or around September 29, 2026, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the
Company’s Certificate of Incorporation or Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. This description of the indemnification agreements is qualified in its entirety by reference to the form of director and officer indemnification agreement attached hereto as Exhibit 10.5, which is incorporated by reference into this Item 5.02.
Additionally, on September 29, 2026, and in connection with the IPO, the Company adopted the
Accelevation Holdings Corp. 2026 Omnibus Incentive Plan (the “Omnibus Plan”). A description of the Omnibus
Plan is contained in the Prospectus in the section entitled “Executive Compensation—Actions Taken in Connection with this Offering—Omnibus Incentive Plan” and is incorporated by reference into this Item 5.02. Such description is qualified in its entirety by reference to the full text of the Omnibus Plan attached hereto as Exhibit 10.6, which is incorporated by reference into this Item 5.02.
Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 29, 2026, the Company filed an amended and restated certificate of incorporation (the
“Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Bylaws”), each of which became effective on September 29, 2026. A description of the
Certificate of Incorporation and the Bylaws is contained in the Prospectus in the section entitled “Description of
Capital Stock” and is incorporated by reference into this Item 5.03. Such description is qualified in its entirety by reference to the full text of the Certificate of Incorporation attached hereto as Exhibit 3.1 and the full text of the
Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.
Item 9.01.Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of September 29, 2026, by and among Accelevation Holdings Corp., Accelevation LLC, the selling stockholders named in Schedule I thereto and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as
representatives of the several underwriters named in Schedule II thereto.

3.1	Amended and Restated Certificate of Incorporation of Accelevation Holdings Corp.
3.2	Amended and Restated Bylaws of Accelevation Holdings Corp.
4.1	Registration Rights Agreement, dated September 29, 2026, by and among Accelevation Holdings Corp., Accelevation Pubco Holdings LP and Accelevation Investment Holdings LLC.
10.1
Director Nomination Agreement, dated as of September 29, 2026, by and among Accelevation Holdings Corp., Accelevation
Pubco Holdings LP, Accelevation Investment Holdings LLC, Michael Rubiera and the other parties signatory thereto.

10.2	Limited Liability Company Agreement of Accelevation Holdings LLC, dated as of September 30, 2026, by and among Accelevation Holdings Corp. and the other parties signatory thereto.
10.3	Tax Receivable Agreement, dated as of September 30, 2026, by and among Accelevation Holdings Corp., Accelevation Holdings LLC, Instor Blocker, Inc. and Accelevation Investment Holdings LLC.
10.4	Exchange Agreement, dated as of September 30, 2026, by and among Accelevation Holdings Corp., Accelevation Holdings LLC, Instor Blocker, Inc. and Accelevation Investment Holdings LLC.
10.5
Form of Indemnification Agreement between Accelevation Holdings Corp. and each of its directors and executive officers
(incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed with the Commission on September 11, 2026).

10.6	Accelevation Holdings Corp. 2026 Omnibus Incentive Plan.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELEVATION HOLDINGS CORP.

Date: October 1, 2026
	By:	/s/ Michael Rubiera
	Name:	Michael Rubiera
	Title:	Chief Executive Officer